                                                                    EXHIBIT 4.22

================================================================================

                            MCLEODUSA INCORPORATED


                                      and

                   UNITED STATES TRUST COMPANY OF NEW YORK,
                                    Trustee


                             ____________________

                                   Indenture

                          Dated as of August __, 1999

                             ____________________

                         Subordinated Debt Securities

================================================================================

                               TABLE OF CONTENTS

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RECITALS                                                                                         Page
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

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101.  Definitions..................................................................   1
          Act...................................................................................   2
          Additional Amounts....................................................................   2
          Affiliate.............................................................................   2
          Attributable Indebtedness.............................................................   2
          Authenticating Agent..................................................................   2
          Authorized Newspaper..................................................................   2
          Bearer Security.......................................................................   3
          Board of Directors....................................................................   3
          Board Resolution......................................................................   3
          Business Day..........................................................................   3
          Capital Lease Obligation..............................................................   3
          Capital Stock.........................................................................   3
          CEDEL.................................................................................   3
          Class A Common Stock..................................................................   3
          Commission............................................................................   3
          Common Depositary.....................................................................   3
          Company...............................................................................   4
          Company Certificate...................................................................   4
          Company Request" and "Company Order...................................................   4
          Conversion Event......................................................................   4
          Corporate Trust Office................................................................   4
          corporation...........................................................................   4
          coupon................................................................................   4
          covenant defeasance...................................................................   4
          Default...............................................................................   4
          Defaulted Interest....................................................................   4
          defeasance............................................................................   4
          Disqualified Stock....................................................................   5
          Dollar" or " $........................................................................   5
          DTC...................................................................................   5
          ECU...................................................................................   5
          Euroclear.............................................................................   5
          European Communities..................................................................   5
          European Monetary System..............................................................   5
          Event of Default......................................................................   5

                                       i
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          Exchange Act...........................................................................  5
          Exchange Date..........................................................................  5
          Foreign Currency.......................................................................  5
          GAAP...................................................................................  5
          Government Obligations.................................................................  6
          Guarantee..............................................................................  6
          Holder.................................................................................  6
          Indebtedness...........................................................................  6
          Indenture..............................................................................  7
          Indexed Security.......................................................................  7
          interest...............................................................................  7
          Interest Payment Date..................................................................  8
          Interest Rate or Currency Protection Agreement.........................................  8
          mandatory sinking fund payment.........................................................  8
          Maturity...............................................................................  8
          Notice of Default......................................................................  8
          Opinion of Counsel.....................................................................  8
          optional sinking fund payment..........................................................  8
          Original Issue Discount Security.......................................................  8
          Outstanding............................................................................  8
          Paying Agent...........................................................................  9
          Payment Default........................................................................ 10
          Person................................................................................. 10
          Place of Payment....................................................................... 10
          Predecessor Security................................................................... 10
          Property............................................................................... 10
          Redemption Date........................................................................ 10
          Redemption Price....................................................................... 10
          Registered Security.................................................................... 10
          Regular Record Date.................................................................... 10
          Repayment Date......................................................................... 10
          Repayment Price........................................................................ 11
          Responsible Officer.................................................................... 11
          Restricted Subsidiary.................................................................. 11
          Sale and Leaseback Transaction......................................................... 11
          Securities Act......................................................................... 11
          Security............................................................................... 11
          Security Register" and "Security Registrar............................................. 11
          Senior Discount Notes.................................................................. 11
          Senior Indebtedness.................................................................... 11
          Special Record Date.................................................................... 12
          Stated Maturity........................................................................ 12
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                                      ii
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          Subsidiary.......................................................................  12
          Trust Indenture Act..............................................................  12
          Trustee..........................................................................  12
          Trustee Permitted Investments....................................................  12
          United States....................................................................  14
          United States person.............................................................  14
          Unrestricted Subsidiary..........................................................  14
          Voting Stock.....................................................................  14
          Yield to Maturity................................................................  14

     SECTION 102.   Compliance Certificates and Opinions...................................  14
     SECTION 103.   Form of Documents Delivered to Trustee.................................  15
     SECTION 104.   Acts of Holders........................................................  16
     SECTION 105.   Notices to Trustee and Company.........................................  17
     SECTION 106.   Notice to Holders; Waiver..............................................  18
     SECTION 107.   Effect of Headings and Table of Contents...............................  19
     SECTION 108.   Successors and Assigns.................................................  19
     SECTION 109.   Separability Clause....................................................  19
     SECTION 110.   Benefits of Indenture..................................................  19
     SECTION 111.   No Personal Liability..................................................  19
     SECTION 112.   Governing Law..........................................................  19
     SECTION 113.   Legal Holidays.........................................................  20
     SECTION 114.   Counterparts...........................................................  20

                                  ARTICLE TWO
                               SECURITIES FORMS


     SECTION 201.    Forms of Securities.................................................... 20
     SECTION 202.    Form of Trustee's Certificate of Authentication........................ 21
     SECTION 203.    Securities Issuable in Global Form..................................... 21


                                 ARTICLE THREE
                                THE SECURITIES

     SECTION 301.    Amount Unlimited; Issuable in Series..................................  22
     SECTION 302.    Denominations.........................................................  26
     SECTION 303.    Execution, Authentication, Delivery and Dating........................  26
     SECTION 304.    Temporary Securities..................................................  28
     SECTION 305.    Registration, Registration of Transfer and Exchange...................  31
     SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities......................  34
     SECTION 307.    Payment of Interest; Interest Rights Preserved........................  36
     SECTION 308.    Persons Deemed Owners.................................................  38
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                                      iii
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     SECTION 309.    Cancellation..........................................................  38
     SECTION 310.    Computation of Interest...............................................  39
     SECTION 311.    CUSIP Numbers.........................................................  39

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

     SECTION 401.   Satisfaction and Discharge of Indenture................................  39
     SECTION 402.   Application of Trust Funds.............................................  41

                                 ARTICLE FIVE
                                   REMEDIES

     SECTION 501.    Events of Default.....................................................  41
     SECTION 502.    Acceleration of Maturity; Rescission and Annulment....................  43
     SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.......  44
     SECTION 504.    Trustee May File Proofs of Claim......................................  45
     SECTION 505.    Trustee May Enforce Claims Without Possession of
                     Securities or Coupons.................................................  45
     SECTION 506.    Application of Money Collected........................................  46
     SECTION 507.    Limitation on Suits...................................................  46
     SECTION 508.    Unconditional Right of Holders to Receive Principal,
                     Premium, Interest and Additional Amounts..............................  47
     SECTION 509.    Restoration of Rights and Remedies....................................  47
     SECTION 510.    Rights and Remedies Cumulative........................................  47
     SECTION 511.    Delay or Omission Not Waiver..........................................  48
     SECTION 512.    Control by Holders of Securities......................................  48
     SECTION 513.    Waiver of Past Defaults...............................................  48
     SECTION 514.    Waiver of Usury, Stay or Extension Laws...............................  48
     SECTION 515.    Undertaking for Costs.................................................  49

                                  ARTICLE SIX
                                  THE TRUSTEE

     SECTION 601.    Notice of Defaults....................................................  49
     SECTION 602.    Certain Rights of Trustee.............................................  49
     SECTION 603.    Not Responsible for Recitals or Issuance of Securities................  51
     SECTION 604.    May Hold Securities...................................................  51
     SECTION 605.    Money Held in Trust; Trustee Permitted Investments....................  51
     SECTION 606.    Compensation and Reimbursement........................................  52
     SECTION 607.    Trustee Eligibility; Conflicting Interests............................  53
     SECTION 608.    Resignation and Removal; Appointment of Successor.....................  53

                                      iv
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     SECTION 609.    Acceptance of Appointment by Successor...............................  55
     SECTION 610.    Merger, Conversion, Consolidation or Succession to Business..........  56
     SECTION 611.    Appointment of Authenticating Agent..................................  56

                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701.    Disclosure of Names and Addresses of Holders.........................  58
     SECTION 702.    Reports by Trustee...................................................  58
     SECTION 703.    Reports by Company...................................................  58
     SECTION 704.    Company to Furnish Trustee Names and Addresses of Holders............  60

                                 ARTICLE EIGHT
               CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

     SECTION 801.    Consolidations and Mergers of Company and Sales,
                     Leases and Conveyances...............................................  60
     SECTION 802.    Rights and Duties of Successor Entity................................  61
     SECTION 803.    Company Certificate and Opinion of Counsel...........................  61

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

     SECTION 901.    Supplemental Indentures Without Consent of Holders...................  61
     SECTION 902.    Supplemental Indentures with Consent of Holders......................  63
     SECTION 903.    Execution of Supplemental Indentures.................................  64
     SECTION 904.    Effect of Supplemental Indentures....................................  64
     SECTION 905.    Conformity with Trust Indenture Act..................................  65
     SECTION 906.    Reference in Securities to Supplemental Indentures...................  65
     SECTION 907.    Notice of Supplemental Indentures....................................  65

                                  ARTICLE TEN
                                   COVENANTS

     SECTION 1001.   Payment of Principal, Premium, Interest and
                     Additional Amounts...................................................  65
     SECTION 1002.   Maintenance of Office or Agency......................................  65
     SECTION 1003.   Money for Securities Payments to Be Held in Trust....................  67
     SECTION 1004.   Existence............................................................  68
     SECTION 1005.   Maintenance of Property..............................................  69
     SECTION 1006.   [intentionally omitted]..............................................  69
     SECTION 1007.   Payment of Taxes and Other Claims....................................  69

                                       v
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     SECTION 1008.    Statement as to Compliance........................................... 69
     SECTION 1009.    Additional Amounts................................................... 70
     SECTION 1010.    Waiver of Certain Covenants.......................................... 71

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

     SECTION 1101.    Applicability of Article............................................. 71
     SECTION 1102.    Election to Redeem; Notice to Trustee................................ 71
     SECTION 1103.    Selection by Trustee of Securities to Be Redeemed.................... 71
     SECTION 1104.    Notice of Redemption................................................. 72
     SECTION 1105.    Deposit of Redemption Price.......................................... 73
     SECTION 1106.    Securities Payable on Redemption Date................................ 73
     SECTION 1107.    Securities Redeemed in Part.......................................... 74

                                ARTICLE TWELVE
                                 SINKING FUNDS

     SECTION 1201.    Applicability of Article............................................. 74
     SECTION 1202.    Satisfaction of Sinking Fund Payments with Securities................ 75
     SECTION 1203.    Redemption of Securities for Sinking Fund............................ 75

                               ARTICLE THIRTEEN
                      REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 1301.    Applicability of Article............................................. 76
     SECTION 1302.    Repayment of Securities.............................................. 76
     SECTION 1303.    Exercise of Option................................................... 76
     SECTION 1304.    When Securities Presented for Repayment Become
                      Due and Payable...................................................... 77
     SECTION 1305.    Securities Repaid in Part............................................ 78

                               ARTICLE FOURTEEN
                      DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 1401.    Applicability of Article; Company's Option to Effect
                      Defeasance or Covenant Defeasance.................................... 78
     SECTION 1402.    Defeasance and Discharge............................................. 78
     SECTION 1403.    Covenant Defeasance.................................................. 79
     SECTION 1404.    Conditions to Defeasance or Covenant Defeasance...................... 79
     SECTION 1405.    Deposited Money and Government Obligations to Be
                      Held in Trust; Other Miscellaneous Provisions........................ 81
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                                      vi
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     SECTION 1406.    Reinstatement....................................................  82

                                ARTICLE FIFTEEN
                       MEETINGS OF HOLDERS OF SECURITIES

     SECTION 1501.    Purposes for Which Meetings May Be Called........................  83
     SECTION 1502.    Call, Notice and Place of Meetings...............................  83
     SECTION 1503.    Persons Entitled to Vote at Meetings.............................  83
     SECTION 1504.    Quorum; Action...................................................  84
     SECTION 1505.    Determination of Voting Rights; Conduct and
                      Adjournment of Meetings..........................................  85
     SECTION 1506.    Counting Votes and Recording Action of Meetings..................  86
     SECTION 1507.    Evidence of Action Taken by Holders..............................  86
     SECTION 1508.    Proof of Execution of Instruments................................  86

                                ARTICLE SIXTEEN
                          SUBORDINATION OF SECURITIES

     SECTION 1601.    Securities Subordinated to Senior Indebtedness...................  87
     SECTION 1602.    Subrogation......................................................  88
     SECTION 1603.    Obligation of the Company Unconditional..........................  88
     SECTION 1604.    Payments on Securities Permitted.................................  89
     SECTION 1605.    Effectuation of Subordination by Trustee.........................  89
     SECTION 1606.    Knowledge of Trustee.............................................  89
     SECTION 1607.    Trustee May Hold Senior Indebtedness.............................  89
     SECTION 1608.    Rights of Holders of Senior Indebtedness Not Impaired............  90

TESTIMONIUM
SIGNATURES
ACKNOWLEDGMENTS
EXHIBIT A - FORMS OF CERTIFICATION

                        Reconciliation and tie between
     Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and Indenture


     Trust Indenture Act Section             Indenture Section
     ---------------------------             -----------------
     310(a)(1), (2) and (5)                  607(a)
     310(a)(3) and (4)                       Not applicable
     310(b)                                  608(d)
     310(c)                                  Not applicable
     311                                     Not applicable
     312(a)                                  704
     312(b)                                  Not applicable
     312(c)                                  701
     313(a) and (c)                          702
     313(b)                                  Not applicable
     314(a)(1), (2) and (3)                  703
     314(a)(4)                               1008
     314(b)                                  Not applicable
     314(c) and (e)                          102
     314(d)                                  Not applicable
     315(a), (c), (d) and (e)                Not applicable
     315(b)                                  601
     316(a)(1)(A)                            101 ("Outstanding")
     316(a) (last sentence)                  512
     316(a)(1)(B)                            513
     316(a)(2) and (c)                       Not applicable
     316(b)                                  508
     317(a)(1)                               503
     317(a)(2)                               504
     317(b)                                  Not applicable
     318(a)                                  112

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

          Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

     INDENTURE, dated as of August __, 1999, by and between MCLEODUSA INCORPORATED, a Delaware corporation (hereinafter called the "Company"), having
                                                              -------
its principal office at 6400 C Street, S.W., Cedar Rapids, Iowa 52406 and UNITED STATES TRUST COMPANY OF NEW YORK, a bank and trust company organized under the New York banking law, as trustee hereunder (hereinafter called the "Trustee"),
                                                                    -------
currently having its Corporate Trust Office at 114 West 47th Street, New York, New York 10036.

                                   RECITALS


     The Company deems it necessary to issue from time to time for its lawful purposes subordinated debt securities (hereinafter called the "Securities")
                                                               ----------
evidencing its unsecured and subordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor as hereinafter provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     This Indenture is subject to the provisions of the Trust Indenture Act (as herein defined) and the rules and regulations of the Commission (as herein defined) promulgated thereunder which are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101 Definitions. For all purposes of this Indenture, except as
                 -----------
otherwise expressly provided or the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-
                                              ----------------       ----
     liquidating paper," as used in Section 311 of the Trust Indenture Act,
     -----------------
     shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as herein defined); and

          (4) the words "herein," "hereof" and "hereunder" and other words of
                         ------    ------       ---------
     similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 104(a).
      ---

     "Additional Amounts" means any additional amounts which are required by a
      ------------------
Security, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

     "Affiliate" means, as to any Person, any other Person which directly or
      ---------
indirectly controls, or is under common control with, or is controlled by, such Person; provided that each Unrestricted Subsidiary shall be deemed to be an Affiliate of the Company and of each other Subsidiary of the Company; provided, further, that, except for the purposes of the definition of "Outstanding" and
Section 607, neither the Company nor any of its Restricted Subsidiaries shall be deemed to be Affiliates of each other. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise.

     "Attributable Indebtedness" means, with respect to any Sale and Leaseback
      -------------------------
Transaction of any Person, as at the time of determination, the greater of (i) the capitalized amount in respect of such transaction that would appear on the balance sheet of such Person in accordance with GAAP and (ii) the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by the responsible accounting officer of such Person) of the payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty).

     "Authenticating Agent" means any authenticating agent appointed by the
      --------------------
Trustee pursuant to Section 611.

     "Authorized Newspaper" means a newspaper, printed in the English language
      --------------------
or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bearer Security" means a Security which is payable to bearer.
      ---------------

     "Board of Directors" means the board of directors of the Company, the
      ------------------
executive committee or any other committee of such board duly authorized to act for it in respect hereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary
      ----------------
or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" when used with respect to any Place of Payment or any other
      ------------
particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions in such Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent
      ------------------------
or other payment amounts under a lease of (or other Indebtedness arrangement conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" in any Person means  any and all shares, interests,
      -------------
participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than indebtedness convertible into an equity interest), warrants or options to subscribe for or acquire an equity interest in such Person.

     "CEDEL" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its
      -----
successor.

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per
      --------------------
share, of the Company.

     "clearing agency" has the meaning set forth in Section 3(a)(23) of the
      ---------------
Exchange Act.

     "Commission" means the United States Securities and Exchange Commission,
      ----------
as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Depositary" has the meaning specified in Section 304(b).
      -----------------

     "Company" means the Person named as the "Company" in the first paragraph
      -------
of this Indenture until a successor corporation has become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation, and any other obligor on the Securities.

     "Company Certificate" means a certificate signed in the name of the
      -------------------
Company by (i) the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer or a Vice President, and (ii) the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee, which certificate shall comply with the provisions of Section 102 hereof.

     "Company Request" and "Company Order" mean, respectively, a written
      ---------------       -------------
request or order signed in the name of the Company by (i) the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer or a Vice President, and (ii) the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Conversion Event" means the cessation of use of (i) a Foreign Currency
      ----------------
(other than the ECU or other currency unit) both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

     "Corporate Trust Office" means the principal office of the Trustee in the
      ----------------------
Borough of Manhattan, The City of New York, New York which at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at 114 West 47th Street, New York, New York 10036.

     "corporation" includes corporations, associations, companies, real estate
      -----------
investment trusts and business trusts.

     "coupon" means any interest coupon appertaining to a Bearer Security.
      ------

     "covenant defeasance" has the meaning specified in Section 1403.
      -------------------

     "Default" means any event, act or condition, the occurrence of which is,
      -------
or after notice or the passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.
      ------------------

     "defeasance" has the meaning specified in Section 1402.
      ----------

     "Disqualified Stock" means any Capital Stock which, by its terms (or by
      ------------------
the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the Stated Maturity of the Notes.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or
      ------      -
currency of the United States of America as at the time is legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company.
      ---

     "ECU" means the European Currency Unit as defined and revised from time to
      ---
time by the Council of the European Communities.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
      ---------
Office, or its successor as operator of the Euroclear System.

     "European Communities" means the European Economic Community, the European
      --------------------
Coal and Steel Community and the European Atomic Energy Community.

     "European Monetary System" means the European Monetary System established
      -------------------------
by the Resolution of December 5, 1978 of the Council of the European
Communities.

     "Event of Default" has the meaning specified in Section 501.
      ----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder by the Commission.

     "Exchange Date" has the meaning specified in Section 304(b).
      -------------

     "Foreign Currency" means any currency, currency unit or composite
      ----------------
currency, including, without limitation, the ECU issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided that, except as
               --------
otherwise specifically provided herein, all calculations made for purposes of determining compliance with Section 801 and Article Ten hereof with respect to a series of Securities shall utilize GAAP as in effect on the date of the original issuance and authentication of the Securities of such series pursuant to this Indenture.

     "Government Obligations" means securities which are (i) direct obligations
      ----------------------
of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and also includes a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required
                                               --------
by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Guarantee" means any direct or indirect obligation, contingent or
      ---------
otherwise, of a Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner. The terms "Guaranteed," "Guaranteeing" and "Guarantor" shall have correlative meanings.

     "Holder" when used with respect to a Registered Security, means the Person
      ------
in whose name such Registered Security is registered in the Security Register and, when used with respect to a Bearer Security or any coupon, means the bearer thereof.

     "Indebtedness" means, at any time (without duplication), with respect to
      ------------
any Person, whether recourse as to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of Property, assets or businesses, excluding trade accounts payable made in the ordinary course of business, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 60 days overdue or which are being contested in good faith), (v) any Capital Lease Obligation of such Person,
(vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person and, to the extent held by Persons other than such Person or its Restricted Subsidiaries, the maximum fixed redemption or repurchase price of Disqualified Stock of such Person's Restricted Subsidiaries, at the time of determination, (vii) every obligation under Interest Rate and Currency Protection Agreements of such Person, (viii) any Attributable Indebtedness with respect to any Sale and Leaseback Transaction to which such Person is a party and (ix) any obligation of the type referred to in clauses (i) through (viii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided that, if such Disqualified Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount (including, without limitation, the Senior Discount Notes) is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

     "Indenture" means this instrument as originally executed or as it may from
      ---------
time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and includes the terms of particular series of Securities established as contemplated by
Section 301; provided, however, that, if at any time more than one Person is
             --------  -------
acting as Trustee under this instrument, "Indenture" when used with respect to any one or more series of Securities with respect to which such Person is acting as Trustee, shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of those particular series of Securities with respect to which such Person is acting as Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities with respect to which such Person is not acting as Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Indexed Security" means a Security the terms of which provide that the
      ----------------
principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "interest" when used with respect to an Original Issue Discount Security
      --------
which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1009, includes such Additional Amounts.

     "Interest Payment Date" when used with respect to any Security, means the
      ---------------------
Stated Maturity of an installment of interest on such Security.

     "Interest Rate or Currency Protection Agreement" of any Person means any
      ----------------------------------------------
forward contract, futures contract, swap, option, future option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

     "mandatory sinking fund payment" has the meaning specified in Section
      ------------------------------
1201.

     "Maturity" when used with respect to any Security, means the date on which
      --------
the principal of such Security or an installment of principal become due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, repurchase or otherwise.

     "Notice of Default" has the meaning specified in Section 501.
      -----------------

     "Opinion of Counsel" means a written opinion of counsel, who may be an
      ------------------
employee of or counsel for the Company or other counsel satisfactory to the Trustee.

     "optional sinking fund payment" has the meaning specified in Section 1201.
      -----------------------------

     "Original Issue Discount Security" means any Security which provides for
      --------------------------------
an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding" when used with respect to Securities, means, as of the date
      -----------
of determination, all Securities theretofore authenticated and delivered under this Indenture, exclusive of:

          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company is acting as its own Paying Agent) for the holders of such Securities and any coupons appertaining thereto, provided that, if such
                                                      --------
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

          (3) Securities, except solely to the extent provided in Section 401, 1402 or 1403, as applicable, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Four or Fourteen; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there has been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the required
--------  -------
principal amount of the Outstanding Securities have concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the amount of principal thereof which would be (or has been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security which may be counted in making such determination or calculation and which shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301, and (iv) Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not Outstanding, except that, for the purposes of determining whether the Trustee is protected in making such calculation or in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the
      ------------
principal of (and premium, if any, on) and interest and Additional Amounts, if any, on any Securities or coupons on behalf of the Company, or if no such Person is authorized, the Company.

     "Payment Default" means any failure to pay any scheduled installment of
      ---------------
principal of, premium, if any, or interest on any indebtedness within the grace period provided for such payment in the documentation governing such indebtedness.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, limited liability partnership, joint venture, association, joint-stock company, real estate investment trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" when used with respect to the Securities of or within
      ----------------
any series, means the Corporate Trust Office of the Trustee and any place or places which the Company may from time to time designate as the place or places where the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002 and presentations, surrenders, notices and demands with respect to such Securities and this Indenture may be made.

     "Predecessor Security" when used with respect to any particular Security,
      --------------------
means every previous Security evidencing all or a portion of the same debt as evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

     "Property" means, with respect to any Person, any interest of such Person
      --------
in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, excluding Capital Stock in any other Person.

     "Redemption Date" when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

     "Redemption Price" when used with respect to any Security to be redeemed,
      ----------------
means the price at which it is to be redeemed pursuant to this Indenture or the terms of such Security.

     "Registered Security" means any Security which is registered in the
      -------------------
Security Register.

     "Regular Record Date" when used with respect to an installment of interest
      -------------------
payable on any Interest Payment Date on the Registered Securities of or within any series, means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

     "Repayment Date" when used with respect to any Security to be repaid or
      ---------------
repurchased at the option of the Holder, means the date fixed for such repayment or repurchase by or pursuant to this Indenture or the terms of such Security.

     "Repayment Price" when used with respect to any Security to be repaid or
      ---------------
repurchased at the option of the Holder, means the price at which it is to be repaid or repurchased by or pursuant to this Indenture or the terms of such Security.

     "Responsible Officer" when used with respect to the Trustee, means any
      -------------------
vice president (whether or not designated by numbers or words added before or after said title), any assistant vice president, any assistant secretary or any other officer or assistant officer of the Trustee in the corporate trust department or similar group of the Trustee or, with respect to any particular matter arising hereunder, any officer of the Trustee to whom such matter has been assigned.

     "Restricted Subsidiary" means any Subsidiary of the Company that has not
      ---------------------
been designated as an Unrestricted Subsidiary pursuant to this Indenture.

     "Sale and Leaseback Transaction" means, with respect to any Person, any
      ------------------------------
direct or indirect arrangement pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder by the Commission.

     "Security" has the meaning specified in the first recital of this
      --------
Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time
                                    --------  -------
there is more than one Person acting as Trustee under this Indenture, "Securities" when used with respect to the Indenture with respect to which such Person is acting as Trustee, shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of or within any series with respect to which such Person is not acting as Trustee.

     "Security Register" and "Security Registrar" have the respective meanings
      -----------------       ------------------
specified in Section 305.

     "Senior Discount Notes" means the Company's 10 1/2% Senior Discount Notes
      ---------------------
due March 1, 2007.

     "Senior Indebtedness" means, with respect to the Company, the principal of
      -------------------
(and premium, if any) and interest and Additional Amounts, if any, on, or substantially similar payments to be made by the Company in respect of, any Indebtedness, whether the same is outstanding as of the date hereof or hereafter incurred, created, guaranteed, or assumed, and whether or not contingent, other than (i) any such Indebtedness as to which, in the instrument, agreement or other document creating or evidencing such Indebtedness pursuant to which such Indebtedness is outstanding, it is expressly provided that such Indebtedness is not superior in right of payment to the Securities issued hereunder or ranks equally with the Securities issued hereunder, (ii) any such Indebtedness which is subordinated to the Indebtedness of the Company to substantially the same extent as or to a greater extent than the Securities issued hereunder are subordinated and (iii) the Securities issued hereunder.

     "Special Record Date" when used with respect to the payment of any
      -------------------
Defaulted Interest on the Registered Securities of or within any series, means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity" when used with respect to any Security or any
      ---------------
installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

     "Subsidiary" means, with respect to any Person, (i) any corporation more
      ----------
than 50 percent of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one of more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, limited liability company, joint venture or similar entity, more than 50 percent of the outstanding partnership, membership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person and (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended
      -------------------
and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

     "Trustee" means the Person named as the "Trustee" in the first paragraph
      -------
of this Indenture until a successor Trustee has become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then acting as a Trustee hereunder; provided,
                                                               --------
however, that, if at any time there is more than one such Person, "Trustee" when
-------
used with respect to the Securities of or within any series, shall mean only the Trustee with respect to the Securities of such series, and no Trustee of Securities for any series shall be responsible for the acts or omissions of a Trustee for any other series of Securities.

     "Trustee Permitted Investments" means:
      -----------------------------

          (1)  Government Obligations;

          (2) Direct obligations and fully guaranteed certificates of beneficial interest of the Export-Import Bank of the United States; consolidated debt obligations and letter of credit-backed issues of the Federal Home Loan Banks; participation certificates and senior debt obligations of the Federal Home Loan Mortgage Corporation; debentures of the Federal Housing Administration; mortgage-backed securities (except stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations of the Federal National Mortgage Association; participation certificates of the General Services Administration; guaranteed mortgage-backed securities and guaranteed participation certificates and guaranteed pool certificates of the Small Business Administration; debt obligations and letter of credit-backed issues of the Student Loan Marketing Association; local authority bonds of the U.S. Department of Housing and Urban Development; guaranteed Title XI financing of the U.S. Maritime Administration; guaranteed transit bonds of the Washington Metropolitan Area Transit Authority; or Resolution Funding Corporation securities;

          (3) Direct obligations of any state of the United States of America or any subdivision or agency thereof whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase, at least as high as the rating then in effect on the Securities by Standard & Poor's Rating Services, or any obligation fully and unconditionally guaranteed by any state, subdivision or agency whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase, at least as high as the rating then in effect on the Securities by Standard & Poor's Rating Services;

          (4) Commercial paper (having original maturities of not more than 270 days) rated, at the time of purchase, "A-1+" by Standard & Poor's Rating Services or "P-1" by Moody's Investors Services, Inc.;

          (5) Federal funds, unsecured certificates of deposit, time deposits or bankers acceptances (in each case having maturities of not more than 365 days) of any domestic bank (including the Trustee in its commercial capacity), including a branch office of a foreign bank which branch office is located in the United States, provided that written legal opinions in
                                      --------
     form acceptable to the Trustee are received to the effect that full and timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank, which, at the time of purchase, has a rating of "A-1+" by Standard & Poor's Rating Services or "P-1" by Moody's Investors Services, Inc.;

          (6) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $3,000,000, provided that such deposits are continuously and fully insured
                 --------
     by the Federal Deposit Insurance Corporation, including, without limitation, an insured money market account of the Trustee;

          (7) Investments in money-market funds rated in the highest rating category by Standard & Poor's Rating Services or Moody's Investors Services, Inc.; such funds may include those for which the Trustee or an affiliate of the Trustee provides services for a fee, whether as investment advisor, custodian, transfer agent, sponsor, distributor or otherwise; and

          (8) Shares of an open-end, diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which
     (i) invests exclusively in permitted investments of the type set forth in clauses (1) through (7) above; (ii) seeks to maintain a constant net asset value per share in accordance with regulations of the Commission; and (iii) has aggregate net assets of at least $50,000,000 on the date of purchase.

Any investment made in accordance with this Indenture may (i) be executed by the Trustee or the Company with or through the Trustee or its affiliates and (ii) be made in securities of any entity for which the Trustee or any of its affiliates serves as offeror, distributor, advisor or other service provider.

     "United States" means, unless otherwise specified with respect to any
      -------------
Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States person" means, unless otherwise specified with respect to
      --------------------
any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

     "Unrestricted Subsidiary" means any Subsidiary of the Company that the
      -----------------------
Company has classified as an Unrestricted Subsidiary and that has not been reclassified as a Restricted Subsidiary pursuant to this Indenture.

     "Voting Stock" means with respect to any Person, securities of any class
      ------------
or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable body of such Person.

     "Yield to Maturity" means the yield to maturity, computed at the time of
      -----------------
issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

      SECTION 102. Compliance Certificates and Opinions. Upon any application or
                   ------------------------------------
request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee a Company Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants, compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 1008) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103. Form of Documents Delivered to Trustee. In any case in which
                   --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, on an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters on which his or her certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, on a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

     If any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104. Acts of Holders.
                   ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of such series may, alternatively, be embodied in and evidenced by the record of such Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of such Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, if expressly required herein, to the Company. Such instrument or instrument and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such
                                              ---
     instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof or by any other means acceptable to the Trustee. If such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate is deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

          (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall not be obligated to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the
           --------
     Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made on such Security.

     SECTION 105. Notices to Trustee and Company. Any request, demand,
                  ------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made on, given or furnished to, or filed with:

          (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, to the Trustee addressed to it at the address of its Corporate Trust Office specified in the first paragraph of this Indenture, Attention:
     Corporate Trust Administration; or

          (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 106. Notice to Holders; Waiver. When this Indenture provides for
                  -------------------------
notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it is impracticable to give such notice by mail, then such notification to Holders of Registered Securities as is made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, when this Indenture provides for notice to Holders of Bearer Securities of any event, such notices shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities and, if the Securities of such series are listed on any securities exchange outside the United States, in any place at which such Securities are listed on a securities exchange to the extent that such securities exchange so requires, on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

     If, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it is impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as is given with the approval of the Trustee shall constitute sufficient notice to such

Holders for every purpose hereunder. Neither the failure to give notice by publication to any particular Holder of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     When this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver.

     SECTION 107. Effect of Headings and Table of Contents. The Article and
                  ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 108. Successors and Assigns. All covenants and agreements in this
                  ----------------------
Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 109. Separability Clause. In case any provision in this Indenture
                  -------------------
or in any Security or any coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 110. Benefits of Indenture. Nothing in this Indenture or in any
                  ---------------------
Security or any coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 111. No Personal Liability. No recourse under or on any obligation,
                  ---------------------
covenant or agreement contained in this Indenture or in any Security or any coupon, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such or, against any past, present or future director, officer, employee or shareholder, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 112. Governing Law. This Indenture and the Securities and any
                  -------------
coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. This Indenture is subject to the provisions of the Trust Indenture Act which, by the provisions thereof, are deemed or required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. if any provision of this indenture limits, qualifies or conflicts with the duties imposed by operation of
Section 318(c) of the Trust Indenture Act, the imposed duties shall control.

     SECTION 113. Legal Holidays. In any case in which any Interest Payment
                  --------------
Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security is not a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or any coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided, however, that no interest shall accrue on the
                      --------  -------
amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

     SECTION 114. Counterparts. This Indenture may be executed in several
                  ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                  ARTICLE TWO
                               SECURITIES FORMS

     SECTION 201. Forms of Securities. The Registered Securities, if any, of
                  -------------------
each series and the Bearer Securities, if any, and any coupons of each series, shall be in substantially the forms as are established in or pursuant to one or more indentures supplemental hereto and/or Board Resolutions, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

     Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

     The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

      SECTION 202. Form of Trustee's Certificate of Authentication. Subject to
                   -----------------------------------------------
Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                             _____________________,
                                             as Trustee

                                             By:________________________________
                                                 Authorized Officer

      SECTION 203. Securities Issuable in Global Form. If Securities of or
                   ----------------------------------
within a series are issuable in global form, as specified as contemplated by
Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as are specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in the manner and in accordance with instructions given by such Person or Persons specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and in accordance with instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

     Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any, on) and interest and Additional Amounts, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or CEDEL.

                                 ARTICLE THREE
                                THE SECURITIES

     SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal
                  ------------------------------------
amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and/or indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of or within the series when issued from time to time):

          (1) the title of the Securities of or within the series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) any limit on the aggregate principal amount of the Securities of or within the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of or within the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);

          (3) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of or within the series shall be payable and the amount of principal payable thereon;

          (4) the rate or rates at which the Securities of or within the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis on which interest shall be calculated if other than a 360-day year comprised of twelve 30-day months;

          (5) the place or places, if any, other than or in addition to the Corporate Trust Office where the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on Securities of or within the series shall be payable, any Registered Securities of or within the series may be surrendered for registration of transfer, exchange or conversion and notices or demands to or on the Company in respect of the Securities of or within the series and this Indenture may be served;

          (6) the period or periods within which, the price or prices (including the premium, if any) at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have the option;

          (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of or within the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of or within the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of or within the series shall be issuable and, if other than the denomination of $5,000, the denomination or denominations in which any Bearer Securities of or within the series shall be issuable;

          (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

          (10) the percentage of the principal amount at which Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of or within the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502, or, if applicable, the portion of the principal amount of Securities which is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

          (11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series shall be payable or in which the Securities of or within the series shall be denominated;

          (12) whether the amount of payments of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

          (13) whether the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on the Securities of or within the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

          (14) provisions, if any, granting special rights to the Holders of Securities of or within the series on the occurrence of such events as may be specified;

          (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of or within the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (16) whether Securities of or within the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of or within the series may be exchanged for Registered Securities of or within the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of or within the series are to be issuable initially in temporary global form and whether any Securities of or within the series are to be issuable in permanent global form (with or without coupons) and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of or within the series are to be issuable as a global Security, the identity of the depositary for such series, and the date as of which any Bearer Securities of or within the series and any temporary global Security representing Outstanding Securities of or within the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (17) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

          (18) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of or within the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

          (19) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

          (20) if the Securities of or within the series are to be issued upon the exercise of debt warrants, the time, manner and place for such Securities to be authenticated and delivered;

          (21) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 1009 on the Securities of or within the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

          (22) the obligation, if any, of the Company to permit the conversion of the Securities of such series into Class A Common Stock, preferred stock of the Company or other debt securities of the Company, and the terms and conditions on which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period, any adjustment of the applicable conversion price and any requirements relative to the reservation of such shares for purposes of conversion;

          (23) whether and to what extent the Securities of the series are to be guaranteed by one or more of the Subsidiaries of the Company or by other Persons; and

          (24) any other terms of the series, including subordination provisions associated with the Securities of any series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered or Bearer Securities issued in global form, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions or supplemental indentures, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order for authentication and delivery of such Securities.

     SECTION 302. Denominations. The Securities of each series shall be issuable
                  -------------
as Bearer Securities, as Registered Securities or in any combination thereof, and in such denominations and amounts as are specified as contemplated by
Section 301. With respect to any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $5,000.

      SECTION 303. Execution, Authentication, Delivery and Dating. The
                   ----------------------------------------------
Securities and any coupons shall be executed on behalf of the Company by its Chief Executive Officer, its President or any Executive Vice President and shall be attested by the Company's Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and any coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities and such coupons.

     Any Securities or any coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or any coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall authenticate and deliver such Securities in accordance with the Company Order; provided, however, that, in connection with its original
                   --------  -------
issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that, unless otherwise
                                   --------  -------
specified with respect to any
series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security has furnished a certificate to Euroclear or CEDEL, as the case may be, in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture.

     Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series so permits, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as the interest rate or formula, maturity date, date of issuance and date from which interest shall accrue.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Section 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying on:

          (1) an Opinion of Counsel complying with Section 102 and stating that:

               (A) the form or forms of such Securities and any coupons appertaining thereto have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture;

               (B) the terms of such Securities and any coupons appertaining thereto have been, or will have been upon compliance with such procedures as may be specified therein, established in conformity with the provisions of this Indenture; and

               (C) such Securities, together with any coupons appertaining thereto, when executed by the Company, completed pursuant to such procedures as may be specified therein and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and to such other matters as may be specified therein; and

          (2) a Company Certificate complying with Section 102 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been, or will have been upon compliance with such procedures as may be specified therein, complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to such Securities has occurred and is continuing.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver a Company Order, an Opinion of Counsel or a Company Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificate with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

     Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by
Section 301.

     No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or the Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate on any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 304. Temporary Securities.
                  --------------------

          (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form (with or without coupons), and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company shall cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, together with any non-matured coupons appertaining thereto, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no
                                              --------  -------
     definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer
                              --------  -------
     Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Securities or coupons appertaining thereto of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities or coupons appertaining thereto of such series.

          (b)  Unless otherwise provided as contemplated in Section 301, this
     Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the
                                                -----------------
     benefit of Euroclear and CEDEL.

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the
                           -------------
     Trustee definitive Securities, in an aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in the name of Euroclear or CEDEL, as the case may be, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of or within the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the Common Depositary;
     provided, however, that, unless otherwise specified in such temporary
     --------  -------
     global Security, upon such presentation by the Common Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and provided, further, that definitive Bearer
                                  --------  -------
     Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

          Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and

     CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security has been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.

     SECTION 305. Registration, Registration of Transfer and Exchange.  The
                  ---------------------------------------------------
Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such
                                 -----------------
reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for
                                                       ------------------
the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. In the event that the Trustee ceases to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, being a number not contemporaneously outstanding, and containing identical terms and provisions.

     Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

     If (but only if) permitted as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security surrenders to any Paying Agent any such missing coupon in respect of which such a payment has been made, such Holder shall be entitled to receive the amount of payment; provided, however, that, except as
                                           --------  -------
otherwise provided in Section 1002, interest represented by a coupon shall be payable only upon presentation and surrender of such coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected and approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to such global Security or Securities. If (i) a successor depositary for such global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, (ii) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities or (iii) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) Securities of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities (provided, however, that
                                                      --------  -------
the Company may not make such determination during the 40-day restricted period provided by Regulation S under the Securities Act or during any other similar period during which the Securities must be held in global form as may be required by the Securities Act), then, upon surrender of the global Security or Securities appropriately endorsed, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security has been given, then without unnecessary delay but in any event not earlier than the earliest date on which such interest may be so exchanged, upon surrender of the global Security or Securities appropriately endorsed, the Company shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depositary as is specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose; provided, however, that no such exchanges may
                         -------  --------
occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided, further, that no Bearer Security delivered in
                    --------  -------
exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted

Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

     The Company or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the day of the mailing of the relevant notice of redemption, or
(ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of such series and like tenor, provided that such Registered Security is simultaneously
                --------
surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

     SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any
                  ------------------------------------------------
mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any of their agents harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new

Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there is delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and
(ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute, and upon Company Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any,
        --------  -------
on) and interest and Additional Amounts, if any, on any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series and any coupons appertaining thereto issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and any coupons appertaining thereto or the destroyed, lost or stolen coupon are at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any coupons appertaining thereto duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     SECTION 307. Payment of Interest; Interest Rights Preserved. Except as
                  ----------------------------------------------
otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each
                                           --------  -------
installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

     Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall
                                             ------------------
forthwith cease to be payable to the registered Holder thereof upon the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election, as provided in paragraph
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this paragraph. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at such Holder's address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper in each place of payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to paragraph (2) below. In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and on such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such manner of payment is deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 308. Persons Deemed Owners. Prior to due presentment of a
                  ---------------------
Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest and Additional Amounts, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

     SECTION 309. Cancellation. All Securities and coupons surrendered for
                  ------------
payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and coupons and any Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company so acquires any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities and coupons held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company unless the Company delivers a Company Order which directs their return to it.

     SECTION 310. Computation of Interest. Except as otherwise specified as
                  -----------------------
contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 311. CUSIP Numbers.  The Company in issuing the Securities may use
                  -------------
"CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

     SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall
                  ---------------------------------------
upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1009), and the Trustee, upon receipt of a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when:

     (1)  either:

               (A) all Securities of such series theretofore authenticated and delivered and any coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities of such series and coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities of such series and coupons appertaining thereto for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B)  all Securities of such series and, in the case of clauses
          (i) and (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in trust for the purpose, in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, and in an amount sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for the principal (and premium, if any) and interest and Additional Amounts, if any, to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

          (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) The Company has delivered to the Trustee a Company Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 606, the obligations of the Company to any Authenticating Agent under Section 611 and, if money has been deposited with and held by the Trustee pursuant to subparagraph (B) of paragraph (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

      SECTION 402. Application of Trust Funds. Subject to the provisions of the
                   --------------------------
last paragraph of Section 1003, all money deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest and Additional Amounts, if any, for the payment of which such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE
                                   REMEDIES

     SECTION 501. Events of Default. Subject to any modifications, additions or
                  -----------------
deletions relating to any series of Securities as contemplated pursuant to
Section 301, "Event of Default," whenever used herein with respect to any
              ----------------
particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of or within such series or of any coupon appertaining thereto, when such interest, Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of such series when the same becomes due and payable at its Maturity, or the failure to make an offer to purchase any Security of such series with respect to which a repurchase is required by the terms thereof; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to any Security of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere specifically provided for in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
                                        -----------------

          (5) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (ii) a decree or order adjudging the Company or any Restricted Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company or any Restricted Subsidiary of the Company under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Restricted Subsidiary of the Company, or ordering the winding-up or liquidation of the affairs of the Company or any Restricted Subsidiary of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days; or

          (6) (i) the commencement by the Company or any Restricted Subsidiary of the Company of a voluntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by the Company or any Restricted Subsidiary of the Company to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary of the Company; or (iii) the filing by the Company or any Restricted Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law; or (iv) the consent by the Company or any Restricted Subsidiary of the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Restricted Subsidiary of the Company, or the making by the Company or any Restricted Subsidiary of the Company of an assignment for the benefit of creditors; or
     (v) the admission by the Company or any Restricted Subsidiary of the Company in writing of its inability to pay its debts generally as they become due; or (vi) the taking of corporate action by the Company or any Restricted Subsidiary of the Company in furtherance of any such action.

     SECTION 502. Acceleration of Maturity; Rescission and Annulment. (1) If an
                  --------------------------------------------------
Event of Default (other than an Event of Default set forth in Section 501(5) or (6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case, unless the principal of all of the Outstanding Securities of such series already has become due and payable, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of such series and any accrued and unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof and any accrued and unpaid interest thereon shall become immediately due and payable. If an Event of Default set forth in Section 501(5) or (6) occurs with respect to the Securities of any series, then in each such case, the principal of all the Securities of such series and any accrued and unpaid interest thereon shall be due and payable immediately, without notice to the Company and without any declaration or other act on the part of the Trustee or any Holder of any Securities of such series.

     (2) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (A) The Company has paid or deposited with the Trustee a sum sufficient to pay, in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

               (i) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of such series and any coupons appertaining thereto;

               (ii) the principal of (and premium, if any, on) any Outstanding Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

               (iii) to the extent that payment of such interest is lawful, interest on overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities; and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (B) all Events of Default with respect to Securities of such series, other than the nonpayment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right resulting therefrom.

      SECTION 503. Collection of Indebtedness and Suits for Enforcement by
                   -------------------------------------------------------
Trustee. The Company covenants that if:
-------

          (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series or any coupon appertaining thereto when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity,

then the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Securities of such series and any such coupons, the whole amount then due and payable on such Securities and any such coupons for principal (and premium, if any) and interest and Additional Amounts, if any, with interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest is legally enforceable, on any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor on the Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor on the Securities of such series, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any coupons appertaining thereto by such appropriate judicial proceedings as the Trustee deems most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 504. Trustee May File Proofs of Claim. In case of the pendency of
                   --------------------------------
any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Securities of such series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series is then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee has made any demand on the Company for the payment of overdue principal, premium, if any, or interest or Additional Amounts, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series and to file such other papers or documents and take such other action, including participating as a member of any official creditors committee appointed in the matter, as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and any coupons appertaining thereto to make such payments to the Trustee, and in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

     SECTION 505. Trustee May Enforce Claims Without Possession of Securities or
                  --------------------------------------------------------------
Coupons. All rights of action and claims under this Indenture or any of the
-------
Securities or any coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

      SECTION 506. Application of Money Collected. Any money collected by the
                   ------------------------------
Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest or Additional Amounts, if any, on presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (1) to the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

          (2) to the payment of the amounts then due and unpaid on the Securities and coupons for principal (and premium, if any) and interest and Additional Amounts, if any, payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest and Additional Amounts, if any, respectively; and

          (3)  to the payment of the remainder, if any, to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 506. At least 15 calendar days before such record date, the Company shall mail to each Holder and the Trustee a notice that states such record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

      SECTION 507. Limitation on Suits. No Holder of any Security of any series
                   -------------------
or any coupon appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      SECTION 508. Unconditional Right of Holders to Receive Principal, Premium,
                   -------------------------------------------------------------
Interest and Additional Amounts. Notwithstanding any other provision in this
-------------------------------
Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any, on ) and (subject to Sections 305 and 307) interest and Additional Amounts, if any, on such Security or payment of such coupon on or after the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

      SECTION 509. Restoration of Rights and Remedies. If the Trustee or any
                   ----------------------------------
Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided
                   ------------------------------
with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred on or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 511. Delay or Omission Not Waiver. No delay or omission of the
                  ----------------------------
Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

      SECTION 512. Control by Holders of Securities. The Holders of not less
                   --------------------------------
than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:
--------

          (1) such direction is not in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

      SECTION 513. Waiver of Past Defaults. The Holders of at least a majority
                   -----------------------
in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any coupons appertaining thereto waive any past default hereunder with respect to such series and its consequences, except a default:

          (1) in the payment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on any Security of such series or any coupons appertaining thereto, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right resulting therefrom.

     SECTION 514. Waiver of Usury, Stay or Extension Laws. The Company covenants
                  ---------------------------------------
(to the extent which it may lawfully do so) that it shall not at any time insist on, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent which it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 515. Undertaking for Costs. All parties to this Indenture agree,
                   ---------------------
and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE SIX
                                  THE TRUSTEE

      SECTION 601. Notice of Defaults. Within 90 days after the occurrence of
                   ------------------
any default hereunder known to a Responsible Officer with respect to the Securities of any series, the Trustee shall give to the Holders of the Securities of such series, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default has been cured or waived; provided, however, that,
                                                       --------  -------
except in the case of a default in the payment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and provided, further, that in the
                                                  --------  ------
case of any default or breach of the character specified in clause (4) of
Section 501 with respect to the Securities of such series and any coupons appertaining thereto, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purposes of this Section, the term "default" means any event which is, or after notice or lapse of time or both
 -------
would become, an Event of Default with respect to the Securities of such series.

     SECTION 602. Certain Rights of Trustee. Subject to the provisions of
                  -------------------------
Section 315(a) through 315(d) of the Trust Indenture Act:

          (1) the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture;

          (2) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (3) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (4) whenever, in the administration of this Indenture, the Trustee deems it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely on a Company Certificate;

          (5) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any coupons appertaining thereto pursuant to this Indenture, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (9) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by this Indenture;

          (10) The Trustee shall not be deemed to have knowledge of any event or fact upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of such event or fact; and

          (11) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 603.  Not Responsible for Recitals or Issuance of Securities. The
                   ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 604.  May Hold Securities. The Trustee, any Paying Agent, Security
                   -------------------
Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

     SECTION 605.  Money Held in Trust; Trustee Permitted Investments. Money
                   --------------------------------------------------
held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder except as otherwise agreed with and for the sole benefit of the Company.

     Pending their use under this Indenture, moneys held by the Trustee hereunder may be invested in Trustee Permitted Investments maturing or redeemable at the option of the holder at or before the time when such moneys are expected to be needed by the Trustee and shall be so invested pursuant to a Company Order if no Event of Default known to the Trustee then exists under this Indenture and otherwise at the discretion of the Trustee. Any investment pursuant to this Section 605 shall be held by the Trustee as a part of the moneys held by the Trustee hereunder, as applicable, and shall be sold or redeemed to the extent necessary to make payments or transfers or anticipated payments from such moneys.

     The Trustee shall be entitled to rely on all written investment instructions provided by the Company hereunder, and shall have no duty to monitor the compliance thereof with the restrictions set forth herein. The Trustee shall have no responsibility or liability for any depreciation in the value of any investment or for any loss, direct or indirect, resulting from any investment made in accordance with a Company Order. The Trustee shall be without liability to the Company or any Holder or any other person in the event that any investment made in accordance with a Company Order shall cause any person to incur any liability or rebates or other monies payable pursuant to the Internal Revenue Code of 1986, as amended.

     Any interest realized on investments and any profit realized upon the sale or other disposition thereof shall be credited to moneys held by the Trustee hereunder and any loss shall be charged thereto.

     SECTION 606. Compensation and Reimbursement. The Company agrees:
                  ------------------------------

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in connection with its administration of the trust hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its own negligence or bad faith.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities on all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any, on) or interest or Additional Amounts, if any, on particular Securities or any coupons.

     The Company's payment obligations pursuant to this Section 606 shall survive the resignation or removal of the Trustee and discharge of this Indenture. Subject to any other rights available to the Trustee under applicable bankruptcy law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 501(5) or Section 501(6) hereof, the expenses are intended to constitute expenses of administration under bankruptcy law.

     SECTION 607. Trustee Eligibility; Conflicting Interests. There shall at all
                  ------------------------------------------
times be a Trustee hereunder which is eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and has a combined capital and surplus of at least $50,000,000. If such Trustee publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Affiliate of any such obligor shall serve as Trustee on such Securities. If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 608. Resignation and Removal; Appointment of Successor.
                  -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee has not been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and the Company.

          (d)  If at any time:

               (1) the Trustee fails to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Company or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

               (2) the Trustee ceases to be eligible under Section 607 and fails to resign after written request therefor by the Company or any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

               (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its Property and assets or affairs, or any public officer shall take charge or control of the Trustee or of its Property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

               (4) the Trustee shall commence a voluntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its Property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series has been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 609. Acceptance of Appointment by Successor.
                  --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and, thereupon, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine, wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as are necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as are necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and under the Trust Indenture Act.

     SECTION 610. Merger, Conversion, Consolidation or Succession to Business.
                  -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                          --------
corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons have not been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 611. Appointment of Authenticating Agent. At any time when any of
                  -----------------------------------
the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent is a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of or within the series with respect to which such Authenticating Agent will serve in the manner set forth in Section
106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              UNITED STATES TRUST COMPANY
                                    OF NEW YORK,
                              as Trustee


                              By:_________________________________,
                              as Authenticating Agent


                              By:_________________________________
                                    Authorized Officer


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701. Disclosure of Names and Addresses of Holders. Every Holder of
                  --------------------------------------------
Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     SECTION 702. Reports by Trustee. Within 60 days after August 1 of each year
                  ------------------
commencing with the first August 1 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such August 1 if required by Section 313(a) of the Trust Indenture Act.

     SECTION 703. Reports by Company.  The Company will:
                  ------------------

          (1) deliver to the Trustee and each Holder, within 15 days after the same are filed with the Commission, copies of all reports and information (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe), if any, exclusive of exhibits, which the Company and any guarantors are required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or pursuant to the immediately following sentence. So long as any Securities remain outstanding, the Company and any Subsidiary guarantors shall file with the Commission such reports as may be required pursuant to Section 13 of the Exchange Act in respect of a security registered pursuant to Section 12 of the Exchange Act. If the Company or any Subsidiary guarantors are not subject to the requirements of Section 13 or 15(d) of the Exchange Act (or otherwise required to file reports pursuant to the immediately preceding sentence), the Company shall deliver to the Trustee and to each Holder, within 15 days after the Company and any Subsidiary guarantors would have been required to file such information with the Commission were they required to do so, financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," substantially equivalent to that which they would have been required to include in such quarterly or annual reports, information, documents or other reports if they had been subject to the requirements of
     Section 13 or 15(d) of the Exchange Act. Notwithstanding the foregoing, to the extent then permitted by federal securities laws or regulations or "no-action" letters interpreting such laws or regulations, separate financial statements and other information of any Subsidiary guarantors shall not be required. The Company and any Subsidiary guarantors shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Company Certificates).

     SECTION 704. Company to Furnish Trustee Names and Addresses of Holders. The
                  ---------------------------------------------------------
Company shall furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, on such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that, so long as the Trustee is the Security Registrar, no
--------  -------
such list shall be required to be furnished.

                                 ARTICLE EIGHT
               CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

     SECTION 801. Consolidations and Mergers of Company and Sales, Leases and
                  -----------------------------------------------------------
Conveyances.  Except as otherwise provided with respect to any series of
-----------
Securities, the Company may consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person, provided that in any such case (i) either the Company shall be the continuing corporation or the surviving Person or the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized and validly existing under the laws of the United States, any state thereof or the District of Columbia; (ii) such surviving Person assumes all the obligations, including the due and punctual payment of the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on all Securities, according to their tenor, and the due and punctual performance and observance of all covenants and conditions, of the Company under the Securities and the Indenture pursuant to a supplemental Indenture in form reasonably satisfactory to the Trustee; and (iii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of the transaction, no Event of Default and no event which, after notice or the lapse of time or both, would become an Event of Default shall have occurred and be continuing.

     SECTION 802. Rights and Duties of Successor Entity. In case of any such
                  -------------------------------------
consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore have not been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 803. Company Certificate and Opinion of Counsel. Any consolidation,
                  ------------------------------------------
merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive a Company Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

     SECTION 901. Supplemental Indentures Without Consent of Holders. Without
                  --------------------------------------------------
the consent of any Holders of Securities or coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred on the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that, in respect of any such
                              --------  -------
     additional Events of Default, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of such series of Securities to which such additional Events of Default apply to waive such default; or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that
                                                                   --------
     any such action shall not adversely affect the interests of the Holders of Securities of any series or any coupons appertaining thereto in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only
     --------
     when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities; or

          (7) to establish the form or terms of Securities of any series and any coupons appertaining thereto as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

          (9) to cure any ambiguity, to correct or supplement any provision hereof which may be defective or inconsistent with any other provision hereof, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture or to make any other changes, provided
                                                                    --------
     that, in each case, such provisions shall not adversely affect the interests of the Holders of Securities of any series or any coupons appertaining thereto in any material respect; or

          (10) to supplement any of the provisions of this Indenture to such extent as are necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that, in each case, any such action shall not adversely
           --------
     affect the interests of the Holders of Securities of such series and any coupons appertaining thereto or any other series of Securities in any material respect; or

          (11) to make any change that does not adversely affect the legal rights under this Indenture of any Holder of Securities of any series; or

          (12) to add a guarantor of the Securities of any series; or

          (13) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     SECTION 902. Supplemental Indentures with Consent of Holders. With the
                  -----------------------------------------------
consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities and coupons under this Indenture; provided, however, that no such
                                             --------  -------
supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1009 (except as contemplated by clause (1) of Section 801 and permitted by clause (1) of
     Section 901), or reduce the amount of the principal of an Original Issue Discount Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504; or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Security or any premium or any Additional Amounts payable in respect thereof or the interest thereon is payable; or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be); or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting; or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

          (4) release any guarantors from their guarantees of the Securities, or, except as contemplated in any supplemental indenture, make any change in a guarantee of a Security that would adversely affect the interests of the Holders, or

          (5)  modify the ranking or priority of the Securities.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act approves the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     SECTION 903. Execution of Supplemental Indentures. In executing, or
                  ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying on, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904. Effect of Supplemental Indentures. Upon the execution of any
                  ---------------------------------
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

     SECTION 905.  Conformity with Trust Indenture Act. Every supplemental
                   -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906.  Reference in Securities to Supplemental Indentures.
                   --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company so determines, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     SECTION 907.  Notice of Supplemental Indentures. Promptly after the
                   ---------------------------------
execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in
Section 106, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE TEN
                                   COVENANTS

     SECTION 1001. Payment of Principal, Premium, Interest and Additional
                   ------------------------------------------------------
Amounts. The Company covenants and agrees for the benefit of the Holders of each
-------
series of Securities that it shall duly and punctually pay to the Trustee on the applicable date of payment the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on the Securities of such series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by
Section 301 with respect to any series of Securities, any interest and Additional Amounts, if any, on Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1009 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

     SECTION 1002. Maintenance of Office or Agency. If Securities of a series
                   -------------------------------
are issuable only as Registered Securities, the Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or on the Company in respect of the Securities of such series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain: (i) in the Borough of Manhattan, The City of

New York, an office or agency where any Registered Securities of such series may be presented or surrendered for payment, where any Registered Securities of such series may be surrendered for exchange, where notices and demands to or on the Company in respect of the Securities of such series and this Indenture may be served and where Bearer Securities of such series and any coupons appertaining thereto may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (ii) subject to any laws or regulations applicable thereto, in a Place of Payment for such series which is located outside the United States, an office or agency where Securities of such series and any coupons appertaining thereto may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1009); provided, however, that if
                                                     --------  -------
the Securities of such series are listed on the Luxembourg Stock Exchange, The International Stock Exchange or any other stock exchange located outside the United States and such stock exchange so requires, the Company shall maintain a Paying Agent for the Securities of such series in Luxembourg, London or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange; and (iii) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Securities of such series may be surrendered for registration of transfer, where Securities of such series may be surrendered for exchange and where notices and demands to or on the Company in respect of the Securities of such series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of such series pursuant to Section 1009) at the offices specified in the Security, in London, England, and the Company hereby appoints the same as its agent to receive all such presentations, surrenders, notices and demands, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of the principal of (or premium, if any, on) or interest or Additional Amounts, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are
                      --------  -------
payable in Dollars, payment of the principal of (and premium, if any, on) and interest and Additional Amounts; if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series and any coupons appertaining thereto may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such
                                             --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Company shall maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

     SECTION 1003. Money for Securities Payments to Be Held in Trust. If the
                   -------------------------------------------------
Company at any time acts as its own Paying Agent with respect to any series of any Securities and any coupons appertaining thereto, it shall, on or before each due date of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company has one or more Paying Agents for any series of Securities and any coupons appertaining thereto, it shall, on or before each due date of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on any Securities of such series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (1) hold all sums held by it for the payment of principal of (and premium, if any, on) or interest or Additional Amounts, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor on the Securities) in the making of any such payment of principal (and premium, if any) or interest or Additional Amounts, if any; and

          (3) at any time during the continuance of any such default, on the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee on the same trusts as those on which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest or Additional Amounts, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) interest or Additional Amounts, if any, has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of the principal of (and premium, if any, on) and interest and any Additional Amounts, if any, on any Security of such series, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required
--------  -------
to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004. Existence. Subject to Article Eight, the Company shall do or
                   ---------
cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Restricted Subsidiaries; provided that the Company and any such Restricted Subsidiary shall not be required to preserve the corporate existence of any such Restricted Subsidiary or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and provided further that any Restricted Subsidiary may consolidate with, merge into, or sell, convey, lease or otherwise dispose of all of its property and assets to the Company or any wholly owned Restricted Subsidiary.

     SECTION 1005. Maintenance of Property. The Company shall cause all Property
                   -----------------------
used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries and material to the Company and its Restricted Subsidiaries taken as a whole to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section 1005 shall prevent the Company from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries.

     SECTION 1006. [intentionally omitted]

     SECTION 1007. Payment of Taxes and Other Claims. The Company shall pay or
                   ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or Property of the Company or any of its Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the Property of the Company or any of its Restricted Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings upon stay of execution or the enforcement thereof and for which adequate reserves in accordance with GAAP or other appropriate provision has been made.

     SECTION 1008. Statement as to Compliance.  The Company shall deliver to the
                   --------------------------
Trustee within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     The Company shall deliver written notice to the Trustee within 30 calendar days after any executive officer of the Company becomes aware of the occurrence of any event which constitutes, or with the giving of notice or the lapse of time or both would constitute, a Default or Event of Default, describing such Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 1009. Additional Amounts. If any Securities of a series provide for
                   ------------------
the payment of Additional Amounts, the Company covenants and agrees for the benefit of the Holders of Securities of such series that it shall pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of clause (1) of Section 502, the payment of the principal of or of any premium or interest on, or in respect of, any Security of any series or payment of any coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to
Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof in which such express mention is not made.

     Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to Securities of such series (or if the Securities of such series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest, if there has been any change with respect to the matters set forth in the below-mentioned Company Certificate, the Company shall furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, with a Company Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of such series shall be made to Holders of Securities of such series or any coupons appertaining thereto who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series. If any such withholding is required, then such Company Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of such series or any coupons appertaining thereto and the Company shall pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of such series or any coupons appertaining thereto until it has received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of such series or any coupons appertaining thereto without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Company Certificate furnished pursuant to this Section or in reliance on the Company's not furnishing such a Company Certificate.

     SECTION 1010. Waiver of Certain Covenants. The Company may omit in any
                   ---------------------------
particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, and with any other term, provision or condition with respect to the Securities of any series specified in accordance with Section 301 (except any such term, provision or condition which could not be amended without the consent of all Holders of Securities of such series pursuant to Section 902), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

     SECTION 1101. Applicability of Article. Securities of any series which are
                   ------------------------
redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

     SECTION 1102. Election to Redeem; Notice to Trustee. The election of the
                   -------------------------------------
Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 30 days prior to the giving of the notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with a Company Certificate evidencing compliance with such restriction.

     SECTION 1103. Selection by Trustee of Securities to Be Redeemed. If less
                   -------------------------------------------------
than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by lot, on a pro rata basis or such method as the Trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 1104. Notice of Redemption. Notice of redemption shall be given in
                   --------------------
the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

     Any notice which is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date;

          (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any;

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, on surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

          (5) that on the Redemption Date, the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable on each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after such date;

          (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any;

          (7)  that the redemption is for a sinking fund, if such is the case;

          (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons appertaining thereto maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished;

          (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to the redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made; and

          (10) the CUSIP number of such Security, if any, provided that neither
                                                          --------
     the Company nor the Trustee shall have any responsibility for any such CUSIP number.

     Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1105. Deposit of Redemption Price. At least one Business Day prior
                   ---------------------------
to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date is an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on such date.

     SECTION 1106. Securities Payable on Redemption Date. Notice of redemption
                   -------------------------------------
having been given as provided above, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company defaults in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with such notice, together with any coupons appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on
                             --------  -------
Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by
Section 301, only upon presentation and surrender of coupons for such interest; and provided, further, that, installments of interest on Registered Securities
    --------  -------
whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption is not accompanied by all coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security surrenders to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction has been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented
                                   --------  -------
by a coupon shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of such coupon.

     If any Security called for redemption is not so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

     SECTION 1107. Securities Redeemed in Part. Any Security which is to be
                   ---------------------------
redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing and accompanied by appropriate evidence of genuineness and authority) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE
                                 SINKING FUNDS

     SECTION 1201. Applicability of Article. The provisions of this Article
                   ------------------------
shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund
                                                     ----------------------
payment," and any
-------
payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund
                                                      ---------------------
payment." If provided for by the terms of any Securities of any series, the cash
-------
amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 1202. Satisfaction of Sinking Fund Payments with Securities. The
                   -----------------------------------------------------
Company may, in satisfaction of all or any part of any mandatory sinking fund with respect to the Securities of a series, (i) deliver Outstanding Securities of such series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (ii) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Company, provided that such Securities so delivered or applied as a credit have not been
--------
previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     SECTION 1203. Redemption of Securities for Sinking Fund. Not less than 60
                   -----------------------------------------
days prior to each sinking fund payment date for Securities of any series, the Company shall deliver to the Trustee a Company Certificate specifying the amount of the next ensuing mandatory sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to
Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and shall also deliver to the Trustee any Securities to be so delivered and credited. If such Company Certificate specifies an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed on such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE THIRTEEN
                      REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 1301. Applicability of Article. Repayment of Securities of any
                   ------------------------
series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section
301) in accordance with this Article.

     SECTION 1302. Repayment of Securities. Securities of any series subject to
                   -----------------------
repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that at least one Business Day prior to the Repayment Date it shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as it own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date is an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

     SECTION 1303. Exercise of Option. Securities of any series subject to
                   ------------------
repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities), not earlier than 60 days nor later than 30 days prior to the Repayment Date, (i) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex,
                                  --------  -------
facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered which is not to be repaid, must be specified. The principal amount of any Security providing for prepayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of or within the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

     SECTION 1304. When Securities Presented for Repayment Become Due and
                   ------------------------------------------------------
Payable. If Securities of any series providing for repayment at the option of the Holders thereof have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company defaults in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with any coupons appertaining thereto maturing after the Repayment Date, the principal amount of such security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated
                            --------  -------
Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in
Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons; and provided, further, that, in the
                                                --------  -------
case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company defaults in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for repayment is not accompanied by all coupons appertaining thereto maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in
Section 1302 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security surrenders to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction has been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by a coupon shall be
          --------  -------
payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of such coupon.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

     SECTION 1305. Securities Repaid in Part. Upon surrender of any Registered
                   -------------------------
Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                               ARTICLE FOURTEEN
                      DEFEASANCE AND COVENANT DEFEASANCE

     SECTION 1401. Applicability of Article; Company's Option to Effect
                   ----------------------------------------------------
Defeasance or Covenant Defeasance. If, pursuant to Section 301, provision is
---------------------------------
made for either or both of (i) defeasance of the Securities of or within a series under Section 1402 or (ii) covenant defeasance of the Securities of or within a series under Section 1403 to be applicable to the Securities of any series, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to defease such Outstanding Securities and any coupons appertaining thereto pursuant to Section 1402 (if applicable) or Section 1403 (if applicable) upon compliance with the conditions set forth below in this Article.

     SECTION 1402. Defeasance and Discharge. Upon the Company's exercise of the
                   ------------------------
above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means
                         ----------
that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on such Securities and any coupons appertaining thereto when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 1010; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (iv) this Article. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any coupons appertaining thereto.

     SECTION 1403. Covenant Defeasance. Upon the Company's exercise of the above
                   -------------------
option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1004 to 1008, inclusive, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in
Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such
                                          -------------------
Securities and any coupons appertaining thereto shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1005 to 1008, inclusive, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under clause (4) of
Section 501 or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

     SECTION 1404. Conditions to Defeasance or Covenant Defeasance. The
                   -----------------------------------------------
following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

          (a) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto: (i) an amount in such currency or currencies, currency unit or units or composite currency or currencies in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity, or (ii) Government Obligations applicable to such Securities and any coupons appertaining thereto (determined on the basis of the currency or currencies, currency unit or units or composite currency or currencies in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any, on) and interest and Additional Amounts, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (iii) a combination thereof in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of (and premium, if any, on) and interest and Additional Amounts, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto, provided that the Trustee has been irrevocably
                           --------
     instructed to apply such money or the proceeds of such Government Obligations to such payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound (and shall not cause the Trustee to have a conflicting interest pursuant to Section 310(b) of the Trust Indenture Act with respect to any Security of the Company).

          (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto has occurred and is continuing on the date of such deposit or, insofar as clauses (5) and (6) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (d) In the case of an election under Section 1402, the Company has delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (e) In the case of an election under Section 1403, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f) The Company has delivered to the Trustee a Company Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to paragraph (a) above and the related exercise of the Company's option under
     Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under such Act have been effected.

          (g) After the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (h) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

     SECTION 1405. Deposited Money and Government Obligations to Be Held in
                   --------------------------------------------------------
Trust; Other Miscellaneous Provisions. Subject to the provisions of the last
-------------------------------------
paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee) pursuant to
Section 1404 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee or such other qualifying trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee or such other qualifying trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

     Unless otherwise specified with respect to any Security pursuant to Section 301, if, after a deposit referred to in Section 1404(a) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency, currency unit or composite currency other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security or (ii) a Conversion Event occurs in respect of the currency, currency unit or composite currency in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any, on), and interest and Additional Amounts, if any, on such Security as the same become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency, currency unit or composite currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency, currency unit or composite currency in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency, currency unit or composite currency in effect (as nearly as feasible) at the time of the Conversion Event.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

     Anything in this Article to the contrary notwithstanding, the Trustee or such other qualifying trustee shall deliver or pay to the Company, from time to time upon Company Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee or such other qualifying trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

     SECTION 1406. Reinstatement.  If the Trustee or Paying Agent is unable to
                   -------------
apply any money in accordance with this Article Fourteen with respect to any Securities by reason of any order or judgement of any court or governmental authority enjoining, restraining or otherwise prohibiting such application then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Sections 1402 or 1403 hereof shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to
Section 1405 hereof with respect to such Notes in accordance with this Article Fourteen; provided that if the Company makes any payment of principal of or any premium or interest or Additional Amounts on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights

(if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ARTICLE FIFTEEN
                       MEETINGS OF HOLDERS OF SECURITIES

     SECTION 1501. Purposes for Which Meetings May Be Called. A meeting of
                   -----------------------------------------
Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

     SECTION 1502. Call, Notice and Place of Meetings.
                   ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in The City of New York, as the Trustee determines. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
     Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee has not made the first publication of the notice of such meeting within 21 days after receipt of such request or does not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) above.

     SECTION 1503. Persons Entitled to Vote at Meetings. To be entitled to vote
                   ------------------------------------
at any meeting of Holders of Securities of any series, a Person shall be (i) a Holder of one or more Outstanding Securities of such series or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series are the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, and any representatives of the Company and its counsel.

     SECTION 1504. Quorum; Action. The Persons entitled to vote a majority in
                   --------------
principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however,
                                                              --------  -------
that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of such series; provided,
                                                                  --------
however, that, except as limited by the proviso to Section 902, any resolution
-------
with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and any coupons appertaining thereto, whether or not present or represented at the meeting.

     Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series;

          (1) there shall be no minimum quorum requirement for such meeting; and

          (2) the principal amount of the Outstanding Securities of such series which vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

     SECTION 1505. Determination of Voting Rights; Conduct and Adjournment of
                   ----------------------------------------------------------
Meetings.
--------

          (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it deems appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting has been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company or the Holders of Securities of or within the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in
     --------  -------
     respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by

     Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 1506. Counting Votes and Recording Action of Meetings. The vote on
                   -----------------------------------------------
any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and series numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 1507. Evidence of Action Taken by Holders. Any request, demand,
                   -----------------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article
Six) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     SECTION 1508. Proof of Execution of Instruments. Subject to Article Six,
                   ---------------------------------
the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                                ARTICLE SIXTEEN

                          SUBORDINATION OF SECURITIES

     SECTION 1601. Securities Subordinated to Senior Indebtedness.  The Company
                   ----------------------------------------------
covenants and agrees, and each Holder of Securities, by its acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of any and all amounts payable in respect of each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness, whether outstanding on the date of this Indenture or thereafter incurred, assumed or guaranteed.

     In the event (a) of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company whether in a bankruptcy, insolvency, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, except a distribution in connection with a merger or consolidation or a conveyance or transfer of all or substantially all of the properties of the Company which complies with the requirements of Article Eight, or (b) that a default shall have occurred and be
                -------------
continuing with respect to the payment of any amount payable in respect of any Senior Indebtedness, or (c) that the principal of the Securities of any Series shall have been declared due and payable pursuant to Section 502 and such
                                                     -----------
declaration shall not have been rescinded and annulled as provided in Section
                                                                      -------
502, then:
---

     (1) in a circumstance described in the foregoing clause (a) or (b) the Holders of all Senior Indebtedness, and in the circumstance described in the foregoing clause (c) the Holders of all Senior Indebtedness outstanding at the time the principal of such Securities (or in the case of Original Issue Discount Securities, such portion of the principal amount) shall have been so declared due and payable, shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive any payment in respect of the indebtedness evidenced by the Securities;

     (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), to which the Holders of any of the Securities would be entitled except for the provisions of this Article shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities under this Indenture; and

     (3) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Senior Indebtedness, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment), shall be received by the Holders of any of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     SECTION 1602. Subrogation.  Subject to the payment in full of all Senior
                   -----------
Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 1601, the Holders of the
                                          ------------
Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness.

     SECTION 1603. Obligation of the Company Unconditional. Nothing contained in
                   ---------------------------------------
this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on and any additional amounts owing in respect of the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 1604. Payments on Securities Permitted.  Nothing contained in this
                   --------------------------------
Article or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making, payment of the principal of or interest on or any additional amounts owing in respect of the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

     SECTION 1605. Effectuation of Subordination by Trustee.  Each Holder of
                   ----------------------------------------
Securities, by its acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

     SECTION 1606. Knowledge of Trustee.  Notwithstanding the provisions of this
                   --------------------
Article or any other provisions of this Indenture, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder of Securities, any paying or conversion agent of the Company or the holder or representative of any class of Senior Indebtedness; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on, or additional amounts owing in respect of, any Security) then, anything herein contained to the contrary notwithstanding, the Trustee shall have all power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

     SECTION 1607. Trustee May Hold Senior Indebtedness.  The Trustee in its
                   ------------------------------------
individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 313 of the Trust Indenture Act or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall subordinate any claims of, or payments to, the Trustee (under or pursuant to Section 606) to Senior Indebtedness.
                                  -----------

     SECTION 1608. Rights of Holders of Senior Indebtedness Not Impaired.  No
                   -----------------------------------------------------
right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                         MCLEODUSA INCORPORATED



                         By:_____________________________
                         Name:
                         Title:



Attest:

____________________
Name:
Title:



                         UNITED STATES TRUST COMPANY OF NEW YORK,
                         As Trustee


                         By:_____________________________
                         Name:
                         Title:

Attest:

____________________
Name:
Title:

STATE OF IOWA  )
               )   SS.:
COUNTY OF LINN )



     On the _______ day of _______, 1999, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is ________________________________________ of McLeodUSA Incorporated, one of the
corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors of said corporation.

                            _______________________________________
                                             Notary Public

                            State of
                            My commission expires   /   /

[Seal]

STATE OF NEW YORK   )
                    )   SS.:
COUNTY OF NEW YORK  )


          On the _____ day of ________, 1999, before me personally came ___________, to me known, who, being by me duly sworn, did depose and say that he is ____________________ of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument and that he signed his name thereto by authority of the Board of Directors of said corporation.

                            ______________________________________
                                           Notary Public

                            State of
                            My commission expires   /   /

[Seal]

                                   EXHIBIT A

                            FORMS OF CERTIFICATION


                                  EXHIBIT A-1

              FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
               TO RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST
                      PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

     This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) which are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) which are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise McLeodUSA Incorporated or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, such financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)), certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to [U.S.$] _______________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

     We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: __________ ___, 19___
[To be dated no earlier than the 15th day prior to the earlier of (i) the Exchange Date or
(ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                        [Name of Person Making Certification]



                                        _______________________________
                                        (Authorized Signatory)
                                        Name:
                                        Title:

                                  EXHIBIT A-2

                 FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
               AND CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF
                A PORTION OF A TEMPORARY GLOBAL SECURITY OR TO
              OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE

[Insert title or sufficient description of Securities to be delivered]

     This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] _______________ principal amount of the above-captioned Securities (i) is owned by person(s) which are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States persons(s) which are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise McLeodUSA Incorporated or its agent that such financial institution will provide a certificate within a reasonable time stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and that such financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied on as of the date hereof.

     We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: __________ ___, 19___
[To be dated no earlier than the earlier of the Exchange Date or the relevant Interest
Payment Date occurring prior to the Exchange
Date, as applicable]

                                   [Morgan Guaranty Trust Company of New York,
                                   Brussels Office,] as Operator of the
                                   Euroclear System
                                   [Cedel S.A.]


                            By:____________________________________
                               ____________________________________
                               ____________________________________